Global Atlantic BlackRock Allocation Portfolio

Portfolio of Investments (Unaudited)

September 30, 2025

	Shares/ Principal	Fair Value
Exchange Traded Funds - 99.4%
Debt Funds - 36.7%
iShares 10-20 Year Treasury Bond ETF	25,934	$2,670,943
iShares Core Total USD Bond Market ETF(a)	297,953	13,917,385
iShares J.P. Morgan USD Emerging Markets Bond ETF	8,450	804,355
iShares MBS ETF	28,126	2,676,189
Total Debt Funds		20,068,872
Equity Funds - 62.7%
iShares Core MSCI Emerging Markets ETF	44,908	2,960,335
iShares Core S&P 500 ETF	9,366	6,268,664
iShares MSCI EAFE Value ETF	53,329	3,617,306
iShares MSCI USA Momentum Factor ETF	4,689	1,202,494
iShares MSCI USA Quality Factor ETF	17,590	3,421,255
iShares S&P 100 ETF	9,714	3,233,208
iShares S&P 500 Growth ETF	32,723	3,950,320
iShares S&P 500 Value ETF	15,596	3,220,730
iShares U.S. Equity Factor Rotation Active Capitalize ETF	73,450	4,348,240
iShares U.S. Technology ETF	10,545	2,065,344
Total Equity Funds		34,287,896
Total Exchange Traded Funds
(Cost - $44,373,120)		54,356,768
Short-Term Investments - 0.8%
Money Market Funds - 0.8%
Fidelity Investments Money Market Fund - Government Portfolio, Institutional Class, 4.04%(b) (Cost - $450,344)	450,344	450,344
Total Short-Term Investments (Cost - $450,344)		450,344
Total Investments - 100.2%
(Cost - $44,823,464)		$54,807,112
Other Assets Less Liabilities - Net (0.2)%		(94,175)
Total Net Assets - 100.0%		$54,712,937

(a)	The fair value of this holding exceeds 25% of the Fund's net assets. Additional information for this holding, including financial statements, is available from the SEC's EDGAR database at www.sec.gov.
(b)	The rate shown is the annualized seven-day yield at period end.